SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12


                                 FX Energy, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       n/a
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


    Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

       _________________________________________________________________________
    2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       _________________________________________________________________________
    4) Proposed maximum aggregate value of transaction:

       _________________________________________________________________________
    5) Total fee paid:

       _________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount Previously Paid: ______________________________________________
       2) Form, Schedule or Registration Statement No.:_________________________
       3) Filing Party: ________________________________________________________
       4) Date Filed:___________________________________________________________

[FX ENERGY LETTERHEAD]

FX ENERGY, INC.
3006 Highland Drive, #206
Salt Lake City, Utah 84106 USA
Telephone: (801) 486-5555
Facsimile: (801) 486-5575

May 12, 2003



Dear FX Energy Stockholder:

         Our Proxy Statement for the 2003 Annual Stockholders' Meeting of FX Energy, Inc. and our 2002 Annual Report are enclosed. At this meeting, we will seek your support for the election of directors and for the approval of our 2003 Long-Term Incentive Plan.

         These are important considerations for all stockholders. Therefore, the Board of Directors urges you to review each of these proposals carefully. The enclosed proxy statement discusses the intended benefits as well as possible disadvantages of these proposals.

         Your Board of Directors believes that the adoption of all of the proposals is in the best interests of all stockholders.

Sincerely,

FX ENERGY, INC.

/s/ David N. Pierce
David N. Pierce
President

                                 FX ENERGY, INC.
                         3006 HIGHLAND DRIVE, SUITE 206
                           SALT LAKE CITY, UTAH 84106

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 2003



To the Stockholders of FX Energy, Inc.:

         The 2003 Annual Stockholders' Meeting (the "Annual Meeting") of FX Energy, Inc. (the "Company") will be held June 11, 2003, in the Flagstaff Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah. The Annual Meeting will convene at 10:00 a.m., local time, to consider and take action on the following proposals:

         (1) to elect two directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

         (2)      to approve the FX Energy, Inc. 2003 Long-Term Incentive Plan;
                  and

         (3) to transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Only owners of record of the 17,711,227 shares of the Company's common stock outstanding as of the close of business April 24, 2003 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

         Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the meeting to constitute a quorum for conducting business.

         The attendance at and/or vote of each stockholder at the Annual Meeting is important, and each stockholder is encouraged to attend.

                                           FX ENERGY, INC.
                                           By Order of the Board of Directors

                                           /s/ Scott J. Duncan
                                           Scott J. Duncan, Secretary


Salt Lake City, Utah
May 12, 2003


                                    IMPORTANT

     Regardless of whether you plan to attend the meeting in person, please fill in, sign, date and return the enclosed proxy promptly in the self-addressed, stamped envelope provided. No postage is required if mailed in the United States. If you prefer, you may send us your proxy by facsimile transmission at 1-801-486-5575.

                                 SPECIAL REQUEST

       If your shares are held in the name of a brokerage firm, nominee or other institution, only it can vote your shares. Please contact promptly the person responsible for your account and give instructions for your shares to be voted.

                                 FX ENERGY, INC.
                         3006 HIGHLAND DRIVE, SUITE 206
                           SALT LAKE CITY, UTAH 84106


                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies, on behalf of the management of FX Energy, Inc., to be voted at the Annual Meeting to be held in the Flagstaff Room, Little America Hotel, 500 South Main Street, Salt Lake City, Utah, on June 11, 2003, at 10:00 a.m., local time, or at any adjournment thereof. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, the proxy will be voted as follows at the Annual Meeting:

         (1) FOR the election of two nominees of management set forth herein as directors of the Company to serve as directors until the expiration of their respective terms and until their successors are elected and qualified;

         (2) FOR the approval of the FX Energy, Inc. 2003 Long-Term Incentive Plan; and

         (3) IN accordance with the best judgment of the persons acting as proxies on other matters presented for a vote.

         The enclosed proxy, even though executed and returned to the Company, may be revoked at any time before it is voted, either by giving a written notice, mailed or delivered to the Secretary of the Company or sent by facsimile transmission to 1-801-486-5575, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the Board of Directors' recommendations as set forth above.

         The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, officers, directors and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, by telephone or in person. This proxy statement and form of proxy were first mailed to stockholders on or about May 12, 2003.

         Only holders of the Company's 17,711,227 shares of common stock, par value $0.001, outstanding as of the close of business on April 24, 2003 (the "Record Date"), will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote. Holders of at least a majority of the shares of common stock outstanding on the Record Date must be represented at the Annual Meeting to constitute a quorum for conducting business.

         All properly executed and returned proxies as well as shares represented in person at the meeting will be counted for purposes of determining if a quorum is present, whether the proxies are instructed to abstain from voting or consist of broker nonvotes. Under Nevada corporate law and the Company's Articles of Incorporation and Bylaws, the election of directors requires the vote of a plurality of the shares present at the Annual Meeting. Abstentions and broker nonvotes will not be counted for the election of directors. Certain specified matters are considered approved by the stockholders if approved by the holders of a majority of the outstanding common stock at a meeting of the stockholders at which a quorum is present. No such specified matters are to be considered at the Annual Meeting. All other matters are considered approved by the stockholders if the number of votes cast in favor of the action exceeds the number of shares cast in opposition to the action. Therefore, abstentions and broker nonvotes are not counted and will have the same legal effect as a vote in favor of matters other than the election of directors.

         Officers and directors holding an aggregate of 880,520 shares of common stock, or approximately 5.0% of the outstanding shares, have indicated their intent to vote in favor of all proposals.

                              ELECTION OF DIRECTORS

General

         The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, with each class as equal in number as practicable. One class is to be elected each year for a three-year term. At the Annual Meeting, two directors will be elected to serve three-year terms.

         Votes will be cast, pursuant to authority granted by the enclosed proxy when properly executed and returned to the Company, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. In the event a nominee shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person as may be designated by the Board of Directors. The officers of the Company are elected at the Annual Meeting of the Board of Directors to hold office until their respective successors are elected and qualified. The information concerning the nominees and directors and their security holdings has been furnished by them to the Company. Biographical information and business experience of each person nominated and for each director whose term of office will continue after the Annual Meeting are discussed below. (See "Principal Stockholders.")

Executive Officers, Directors and Nominees

         The Board of Directors' has nominated Andrew W. Pierce and Jerzy B. Maciolek for election as directors of the Company at the Annual Meeting. The following sets forth the name, age, term of directorship, and principal business experience of each executive officer and director of the Company.

         David N. Pierce, age 57. President and Chairman of the Board of Directors of the Company since 1992. For over three years prior to 1992, Vice-President and a director of the Company's predecessor, Frontier Exploration Company, co-founded with his brother, Andrew W. Pierce, in January 1989, which was acquired by the Company in 1992. Executive capacities with privately held oil and gas companies since 1979. An attorney with over 25 years of experience in natural resources, securities and international business law. Graduate of Princeton University and Stanford University Law School.

         Andrew W. Pierce, age 55. Vice-President, Chief Operating Officer and a director of the Company since 1992. For over three years prior to 1992, President and a director of the Company's predecessor, Frontier Exploration Company, co-founded with his brother, David N. Pierce, in January 1989, which was acquired by the Company in 1992. Over 25 years of experience in oil and gas exploration, drilling, production and leasing experience, with primary management and line responsibility for drilling and completion activities in the western United States.

         Thomas B. Lovejoy, age 67. Vice-Chairman of the Board of Directors since 1995, Chief Financial Officer since 1999, and a consultant to the Company from 1995 to 1999. Between 1992 and 1999, principal of Lovejoy & Associates, Inc., Greenwich, Connecticut, which provided financial strategic advice respecting private placements, mergers and acquisitions. From 1989 through 1992, Managing Director and head of natural resource, utility and mining groups of Prudential Securities, Inc., New York City. From 1980 through 1988, Managing Director and head of the energy and natural resources group of Paine Webber, Inc. From 1993 to 2001, director of Scaltech, Inc., Houston, Texas, a processor of petroleum refinery oil waste. Graduate of Massachusetts Institute of Technology and Harvard Business School.

         Jerzy B. Maciolek, age 53. Vice-President of International Exploration and a director of the Company. Employed by the Company since September 1995. Instrumental in the Company's exploration efforts in Poland. Member of the advisory board of the Polish Oil and Gas Company. Prior to becoming the Company's employee, a private consultant for over five years, including consulting on exploration projects in the western United States, the hydrocarbon potential of Poland and Kazakhstan, and developing applied integrated geophysical interpretations over gold mines in Nevada, California and Mexico. Graduate of the Mining and Metallurgy Academy in Krakow, Poland.

         Scott J. Duncan, age 54. Vice-President Investor Relations, Secretary/Treasurer and a director of the Company. Financial consultant to the Company from its inception through April 1993, when he became the Company's Treasurer. Prior to becoming a consultant with the Company, an executive and director of several small businesses in Salt Lake City. Graduate of the University of Utah School of Business.

         Peter L. Raven, age 64. Retired, formerly President of American Ultramar. From 1957 through 1985, various positions with Ultramar, PLC, London, England, a fully integrated oil and gas company, and its U.K. and American held subsidiaries, including Chief Financial Officer of Ultramar, PLC. From 1985 through 1988, Executive Vice-President, and from 1988 through 1992, President of American Ultramar. Graduate of the Downside School in England, the Institute of Chartered Accountants, and the Harvard Business School Advanced Management Program. Peter L. Raven is a member of our Audit Committee and Compensation Committee.

         On April 1, 2003, the Board of Directors appointed David L. Worrell and Arnold S. Grundvig, Jr. to fill vacancies created by the resignations of Clay Newton and Dennis B. Goldstein.

         David L. Worrell, age 57. Founder and President of David Worrell Associates, a commercial real estate consulting and development firm with emphasis on the hospitality industry, from 1990 through 1997 and 1999 through the present. Served in 1998 as Senior Vice President, Development, for Homestead Village, Inc., a New York Stock Exchange listed lodging company. From 1993 through 1997, served as Chief Executive Officer and 1998 through the present as Chairman of Subway Russia Franchising Company, exclusive master franchisee of the Subway Sandwich Shop restaurant concept in Russia; from 1981 through 1990, Managing Director, Vice President and Director of Development for MAT Associates, a national real estate developer specializing in hotel and related commercial development. Prior to 1981, practicing attorney in the areas of real estate acquisition and development and international transactions. Graduate of Stanford Graduate School of Business, Stanford Law School, and Cornell University. David Worrell is a member of our Audit and Compensation Committees.

         Arnold S. Grundvig, Jr., age 54. President and Chief Financial Officer of A-Systems Corporation, a developer of accounting software, since 1993. From 1990 to 1992, served as Controller for Weider Health & Fitness, a sports nutrition company, and Schiff Vitamin, a nutrition enhancement company. From 1985 to 1989, served as a Financial Analyst for Petro Source Corporation, a crude oil trading firm. From 1983 to 1985, worked as an independent turn-around consultant on several projects. From 1977 to 1983, worked for First Interstate Bank (now Wells Fargo Bank) as Manager of the Credit Department and as a Commercial Loan officer. From 1971 to 1977, served as a Financial Analyst for Dun & Bradstreet, Inc., a commercial credit rating bureau. Graduate of Phoenix University (MBA) and the University of Utah. Arnold S. Grundvig, Jr. is a member of our Audit and Compensation committees.

Board of Directors' Meetings and Committees

Board of Directors

         The Board of Directors had two meetings during 2002 and one meeting to date in 2003. The directors also discussed the business and affairs of the Company informally on numerous occasions throughout the year and took several actions through unanimous written consents in lieu of meetings. Jerzy B. Maciolek, a director and Vice President of International Exploration of the Company, who is responsible for the Company's day-to-day activities in Poland, consulted with the members of the Board of Directors informally from time to time during 2002, but did not attend any formal meeting.

Audit Committee

         On November 2, 1999, the Board of Directors formally adopted a written Audit Committee Charter, which is incorporated by reference from the Company's definitive proxy statement provided in conjunction with its 2000 Annual Meeting. The Audit Committee of the Board of Directors is currently composed of three independent directors: Peter L. Raven, David L. Worrell and Arnold S. Grundvig, Jr... Prior to his resignation on January 31, 2002, Jay W. Decker was a member of the Audit Committee. Prior to his resignation on August 15, 2002, Dennis B. Goldstein was also a member of the Audit Committee. Clay Newton became a director on June 18, 2002, and served as a member of the Audit Committee from that date until his resignation as a director on March 31, 2003.

         The Audit Committee recommends the selection of independent auditors, approves the scope of audit and related fees, and reviews financial reports, audit results, internal accounting procedures, related-party transactions, when appropriate, and programs to comply with applicable requirements relating to financial accountability. The Audit Committee's responsibilities also include the development of policies and procedures for compliance by the Company and its officers and directors with applicable laws and regulations. The Audit Committee met five times during 2002 and has met twice to date in 2003, including meetings throughout 2002 to review the Company's quarterly reports on Form 10-Q prior to filing, and in early 2003 to review the results of the audit of the 2002 financial statements of the Company by its independent accountants and other related matters, as reported below.

         At the time of his appointment, Clay Newton was an independent director under the definition in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (NASD) listing standards. Subsequently, however, the Company entered into a consulting agreement with Mr. Newton and as Mr. Newton's duties under that agreement expanded, the Company determined that Mr. Newton no longer qualified as an independent director under the NASD rule. That determination, following the resignation of Dennis B. Goldstein, prompted the Board of Directors to expand its search for qualified persons to serve as independent members of the Board of Directors. In light of the Company's financial position and the recently-enhanced scrutiny to which corporate directors have become subject, the search process took longer than anticipated.

         On April 1, 2003, the Board of Directors appointed David L. Worrell and Arnold S. Grundvig, Jr. to fill the vacancies created by the resignations of Clay Newton and Dennis B. Goldstein. Both Mr. Worrell and Mr. Grundvig were also appointed to serve on the Audit Committee, resulting in an Audit Committee composed of three directors who are independent under Rule 4200(a)(15) of the NASD Rules.

         On April 3, 2003, the reconstituted Audit Committee met to review the results of the audit and ratified the actions of the earlier Audit Committee, including the decision to include the audit report in the Company's annual report on Form 10-K.

Compensation Committee

         The Compensation Committee is responsible for reviewing performance of senior management, recommending compensation, and developing compensation strategies and alternatives throughout the Company. The Compensation Committee met once during 2002 and has met once to date during 2003, in addition to several informal telephone meetings throughout 2002 to review the Company's compensation programs and to consider and approve salaries, stock option grants and bonus payments related to 2002. The Compensation Committee of the Board of Directors is composed of three independent directors: Peter L. Raven, David L. Worrell and Arnold S. Grundvig, Jr. Prior to his resignation on January 31, 2002, Jay W. Decker was a member of the Audit Committee. Prior to his resignation on August 15, 2002, Dennis B. Goldstein was also a member of the Audit Committee. Clay Newton became a director on June 18, 2002, and served as a member of the Compensation Committee until his resignation on March 31, 2003.

Rights Redemption Committee

         In connection with the adoption of a Stockholder Rights Plan, the Board of Directors formed a Rights Redemption Committee during 1997 to perform certain functions in accordance with such plan. The Rights Redemption Committee is comprised of four directors appointed by the Board of Directors: David N. Pierce, Andrew W. Pierce, Thomas B. Lovejoy and Peter L. Raven. The Rights Redemption Committee did not meet during 2002.

Vote Required

         Directors are elected by the affirmative vote of the holders of a plurality of the shares of common stock voted at the Annual Meeting. Abstentions and broker nonvotes will not be counted in the election of directors.

         The Board of Directors recommends a vote "FOR" the election of the nominees of management, Andrew W. Pierce and Jerzy B. Maciolek, as directors of the Company, to serve in such capacities until the expiration of their term and until their successors are elected and qualified.

Certain Relationships and Related Transactions

         Unless otherwise indicated, the terms of the following transactions between related parties were not determined as a result of arm's-length negotiations.

Consulting Agreement

         The Company has engaged Clay Newton to provide financial consulting services from time to time. During 2002, the Company paid Mr. Newton $6,210 for such services. Additionally in 2002, but prior to his appointment as a director, Mr. Newton was paid a consulting fee of $9,840 for conducting a pre-appointment review of the Company's accounting and reporting practices and policies. Although Mr. Newton resigned as a director on March 31, 2003, he is expected to continue to provide financial consulting services in 2003.

Principal Stockholders

         The following table sets forth, as of April 24, 2003, the name and shareholdings of each person who owns of record, or was known by the Company to own beneficially, 5% or more of the common stock currently outstanding; the name and shareholdings of each director; and the shareholdings of all executive officers and directors as a group. Unless otherwise indicated, all shares consist of common stock, and all such shares are owned beneficially and of record by the named person or group. Options include only those exercisable within 60 days of the table date:

                                                      Principal Stockholders, Officers and Directors
                                        ---------------------------------------------------------------------------
                                                  Nature of Ownership                Percentage of Ownership(1)
                                        ----------------------------------------- ---------------------------------
                                           Common                                  Common
           Beneficial Owner                 Stock      Options(2)     Total(3)      Stock    Options(2)    Total
--------------------------------------- ------------- ------------- ------------- ---------- ----------- ----------
David N. Pierce(4)...................        70,550       785,000       855,550      0.4%        4.2%       4.6%
Andrew W. Pierce.....................        57,103       760,001       817,104      0.3         4.1        4.4
Thomas B. Lovejoy(5).................       527,367       360,001       887,368      3.0         2.0        4.9
Jerzy B. Maciolek....................            --       410,001       410,001      0.0         2.3        2.3
Scott J. Duncan(6)...................       153,500       250,001       403,501      0.9         1.4        2.2
Peter L. Raven.......................        40,000        38,001        78,001      0.2         0.2        0.4
David L. Worrell(7)..................        32,000            --        32,000      0.2        --          0.2
Arnold S. Grundvig, Jr...............            --            --            --     --          --         --
                                        ------------- ------------- ------------- ---------- ----------- ----------
All executive officers and
  directors as a group (8 persons)...       880,520     2,603,005     3,483,525      5.0%       12.8%      17.1%
                                        ============= ============= ============= ========== =========== ==========

---------------------------
(1) Calculations of total percentages of ownership outstanding for each individual assume the exercise of currently vested options held by that individual to which the percentage relates. Percentages calculated for totals of all executive officers and directors as a group assume the exercise of all vested options held by the indicated group.
(2) These vested options give the holders the right to acquire shares of common stock at prices ranging from $2.40 to $10.25 per share with various expiration dates ranging from April 2003 to August 2009.
(3) Except as otherwise noted, shares are owned beneficially and of record, and such record stockholder has sole voting, investment and dispositive power.
(4) Includes 50,000 shares held by David N. Pierce as custodian for minor children. Mr. Pierce is deemed to hold or share voting and dispositive power over all of such shares. Excludes 14,000 shares held by Mr. Pierce's wife, Mary Phillips, and 2,000 shares held by Mary Phillips as custodian for minor children, of which Mr. Pierce disclaims beneficial ownership.
(5) Includes 41,000 shares held in trust for the benefit of Thomas B. Lovejoy's children, 104,500 shares held in Mr. Lovejoy's IRA account, 10,000 shares held by Mr. Lovejoy's spouse's IRA account, 200,000 shares held by Lovejoy & Associates, Inc. (of which Mr. Lovejoy is sole owner), and 17,500 shares owned by Lovejoy & Associates Profit Sharing Plan. Mr. Lovejoy is deemed to hold dispositive power over all of such shares.
(6) Includes 125,000 shares held by Scott J. Duncan jointly with his wife, Cathy H. Duncan; 6,500 shares held solely by Cathy H. Duncan; and 22,000 shares held by Cathy Duncan as custodian for minor children. Mr. Duncan is deemed to hold or share voting and dispositive power over all of such shares.
(7) Includes 20,000 shares held by David L. Worrell jointly with his wife, Julianne Shedd Worrell, and 5,000 shares held solely by Julianne Shedd Worrell. Mr. Worrell is deemed to hold or share dispositive power over all of such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during or respecting its last fiscal year ended December 31, 2002, no person who, at any time during the most recent fiscal year, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the Company, or any other person known to be subject to
Section 16 of the Exchange Act failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act, with the following exceptions: Reports on Form 5 for David N. Pierce, Thomas B. Lovejoy, Jerzy B. Maciolek, Scott J. Duncan, Peter L. Raven, and Clay Newton were filed February 19, 2003, which was five days beyond the required date. The Company has been informed that the reports were prepared and placed with an overnight courier in time for timely filing, but that transportation interruption related to the Presidents' Day storm of 2003 resulted in late delivery.

Executive Compensation

Summary Compensation

         The following table sets forth, for the last three fiscal years of the Company, the annual and long-term compensation earned by, awarded to, or paid to the person who was Chief Executive Officer of the Company and each of the five other highest compensated executive officers of the Company as of the end of the last fiscal year (the "Named Executive Officers"):

                                Annual Compensation                               Long-Term Compensation
------------------------------------------------------------------------ ------------------------------------------
                                                                                 Awards              Payouts
                                                                         ---------------------- -------------------
                                                                                     Securities
                                                               Other     Restricted  Underlying          All Other
                         Year                                 Annual       Stock     Options/   LTIP      Compen-
   Name and Principal    Ended       Salary       Bonus     Compensation  Award(s)      SARs    Payouts   sation
        Position          Dec. 31    ($)(1)       ($)(1)        ($)         ($)      (no.) (2)    ($)     ($)(3)
----------------------  ----------  ---------- ------------ -----------  ----------- ---------- -------- ----------
David N. Pierce            2002       $152,489 $        --  $       --    $   --        85,000  $   --   $      --
  President                2001        203,319          --          --        --        60,000      --          --
  (CEO)                    2000        203,319      60,996          --        --        60,000      --      10,000

Andrew W. Pierce           2002       $113,480 $        --  $       --    $   --        75,000  $   --   $      --
  Vice-President           2001        151,307          --          --        --        50,000      --          --
  (COO)                    2000        151,307      37,827          --        --        50,000      --      10,000

Thomas B. Lovejoy          2002       $113,480 $        --  $       --    $   --        75,000  $   --     $ 4,539
  Vice-Chairman            2001        151,307          --          --        --        50,000      --       9,078
  (CFO)                    2000        151,307      37,827          --        --        50,000      --      10,000

Jerzy B. Maciolek          2002       $113,480 $        --  $       --    $   --        75,000  $   --     $ 4,539
  Vice-President           2001        151,307          --          --        --        50,000      --       9,078
  Exploration              2000        151,307      37,827          --        --        50,000      --      10,000

----------------------
(1) During each of the three preceding fiscal years, the Company approved the Named Executive Officers' salary increases and bonuses that were conditioned on results of future activities or financings that were not met. The conditional salary increases and bonuses were previously accrued for financial reporting purposes and reported in the summary compensation table for previous years. In March 2002, each of the Named Executive Officers agreed to waive all such accrued but unpaid salary increases and bonuses. Accordingly, the amounts reported for all periods reflect only amounts earned and not subsequently waived.
(2)  Includes stock options only.
(3) Includes the Company's employer contributions under the Company's 401(k) plan. No material benefits are payable on retirement under this plan, which was initiated in mid-1999.

Agreement To Accept Payment at Reduced Rate and Waiver of Accrued Compensation

         Effective July 1, 2002, David N. Pierce, Andrew W. Pierce, Thomas B. Lovejoy, Jerzy B. Maciolek, and Scott J. Duncan agreed to accept payment of their respective salaries or fees at one-half of the previously-agreed rate until such time as the Board of Directors determines that the financial condition of the company is such that regular compensation can be resumed. Effective July 1, 2002, Clay Newton agreed to accept payment of his consulting fees at one-half of his previously-agreed rate on the same terms.

         Additionally, on March 15, 2002, at the request of the Board of Directors and in recognition of the Company's shortages of working capital and cash, David N. Pierce, Andrew W. Pierce, Thomas B. Lovejoy, Jerzy B. Maciolek, and Scott J. Duncan agreed to waive all accrued but unpaid salary increases and bonuses awarded prior to that date.

Option/SAR Grants in Last Fiscal Year

         The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to the Named Executive Officers of the Company:

                                                                                           Potential Realizable
                                                                                        Value at Assumed Rates of
                                                                                         Share Price Appreciation
                                   Individual Grants                                       for Option Term ($)
--------------------------------------------------------------------------------------- ---------------------------
          (a)                (b)(1)(2)         (c)(1)           (d)            (e)          (f)           (g)
                                             Percent of
                             Number of      Total Options/
                             Securities      SARs Granted
                             Underlying      to Employees   Exercise or
                            Options/SARs       During       Base Price     Expiration
         Name               Granted (#)      Fiscal Year     ($/share)        Date          5%            10%
------------------------  ---------------  --------------  ------------  -------------- ------------  -------------
David N. Pierce........       85,000            15.4%         $2.40        08/14/09        $71,400      $142,800
Andrew W. Pierce.......       75,000            13.6           2.40        08/14/09         63,000       126,000
Thomas B. Lovejoy......       75,000            13.6           2.40        08/14/09         63,000       126,000
Jerzy B. Maciolek......       75,000            13.6           2.40        08/14/09         63,000       126,000

-------------------
(1) Vests one-third per year, beginning August 14, 2003. Options issued to executive officers and directors contain terms providing that in the event of a change in control of the Company and at the election of the optionee, the unexercised options will be canceled, and the Company will pay to the optionee an amount equal to the number of unexercised options multiplied by the amount by which the fair market value of the common stock as of the date preceding the change of control event exceeds the option exercise price. The grants of options to officers and directors were not the result of arm's-length negotiations.
(2)  Includes stock options granted during 2002 only.

Aggregate Option/SAR Exercises in Last Fiscal Year and Year-End Option/SAR
Values

         The following table sets forth information respecting the exercise of options and SARs during the last completed fiscal year by the Named Executive Officers and the fiscal year-end values of unexercised options and SARs:

              (a)                (b)            (c)              (d)                        (e)
                                                                Number
                                                       of Securities Underlying    Value of Unexercised
                                                         Unexercised Options/         In-the-Money
                                  Shares                    SARs at Fiscal            Options/SARs
                                 Acquired     Value          Year-End (#)         at Fiscal Year-End ($)
                                   on        Realized        Exercisable/              Exercisable/
             Name                Exercise      ($)         Unexercisable(1)        (#) Unexercisable(2)
------------------------------ ------------ ---------- ------------------------- --------------------------
David N. Pierce...............      --         --         785,000 / 145,000             $ -- / $ --
Andrew W. Pierce..............      --         --         760,001 / 124,999             $ -- / $ --
Thomas B. Lovejoy.............      --         --         360,001 / 124,999             $ -- / $ --
Jerzy B. Maciolek.............      --         --         410,001 / 124,999             $ -- / $ --

------------------
(1) Includes stock options only.
(2) Based on the closing sales price for the common stock of $2.56 on December 31, 2002.

Directors' Compensation

         The Company pays its outside directors $18,000 and issues them options to purchase 10,000 shares of common stock per year and reimburses its directors for costs incurred by them in attending meetings of the Board of Directors and its committees. The Company does not pay any separate compensation to employees who serve on the Board of Directors.

         During 2002, the Company granted options to purchase 10,000 shares at $2.40 per share, the approximate market price on the date of grant, to each of its outside directors, Peter L. Raven and Clay Newton. Jay W. Decker resigned as a director of the Company on January 31, 2002, and Dennis B. Goldstein resigned as a director of the Company on August 15, 2002. Peter Raven was paid $4,500 for his services as a director in 2002, but refused further compensation. Dennis B. Goldstein was paid $6,750 for his services as a director in 2002 prior to his resignation. In addition to the above amounts, the Company paid Clay Newton consulting fees of $6,210 in 2002 for financial consulting services performed after his appointment as a director and $4,100 for financial consulting services performed in 2003 prior to his resignation as a director.

Employment Agreements, Termination of Employment, and Change in Control

         The Company has entered into executive employment agreements with each of the Named Executive Officers, except for Thomas B. Lovejoy. Each employment agreement is for a three-year term and is automatically extended for an additional year on the anniversary date of such agreement. The agreements provided for annual salaries during 2002 of $203,319 for David N. Pierce, $151,307 for Andrew W. Pierce, $151,307 for Jerzy B. Maciolek, and $118,209 for Scott J. Duncan. However, in view of the Company's limited cash position, effective July 1, 2002, the Company's respective executive officers and directors have agreed to accept payment of their respective salaries and fees at one-half of the previously-agreed rate until such time as the Board of Directors determines that the financial condition of the Company is such that regular compensation can be resumed.

         In addition, the Company's executive officers may receive such bonuses or incentive compensation as the Board of Directors or Compensation Committee may deem appropriate. Each agreement provides that the Board of Directors or Compensation Committee may increase the base salary under the agreements at the beginning of each year, with such increases to be at least 7.5% for David N. Pierce, Andrew W. Pierce and Scott J. Duncan. Again, however, in view of the Company's limited cash position, and notwithstanding the provisions of the employment agreements, no salary increases have been granted since 1999, and as discussed under "Certain Relationships and Related Transactions," the Company's executive officers and directors have agreed to waive certain accrued but unpaid salary increases and bonuses. Each executive officer is entitled under his respective employment agreement to certain continuation of compensation in the event the agreement is terminated upon death or disability, or the Company terminates the agreement other than for cause.

         Each executive employment agreement provides that, on the occurrence of a change of control event, the employee may terminate the agreement. In the event of such termination, the employee is entitled to a termination payment equal to 150% of his annual salary (100% in the case of Jerzy B. Maciolek) and the value of previously granted employee benefits. Additionally, the Company is required to maintain certain benefits and, in the case of David N. Pierce, Andrew W. Pierce and Scott J. Duncan, repurchase outstanding options. Options held by Jerzy B. Maciolek will immediately vest on such termination. For purposes of the foregoing, a change of control shall exist on any of the following events: (i) the sale by the Company of all or substantially all of its assets; (ii) a transaction or series of transactions resulting in a single person or group of persons under common control owning 25% of the outstanding common stock; (iii) a change in the composition of the Board of Directors so that more than 50% of the directors are persons neither nominated nor elected by the Board of Directors or any authorized committee; (iv) the decision by the Company to terminate its business and liquidate its assets; or (v) a merger or consolidation of the Company in which the Company's existing stockholders own less than 50% of the outstanding voting shares of the surviving entity.

Options and Warrants Granted to Officers, Directors, Employees and Consultants

         As of December 31, 2002, the Company had outstanding options and warrants to purchase an aggregate of 4,544,017 shares that had been granted to officers, directors, employees and consultants of the Company. Of such options, 1,074,850 contain vesting limitations contingent on continuing association with the Company. These options and warrants are exercisable at prices ranging between $2.40 and $10.25 per share. Options issued to executive officers and directors contain terms providing that, in the event of a change in control of the Company and at the election of the optionee, the unexercised options will be canceled, and the Company will pay to the optionee an amount equal to the number of unexercised options multiplied by the amount by which the fair market value of the common stock as of the date preceding the change of control event exceeds the option exercise price. The grants of options to officers and directors were not the result of arm's-length negotiations.

Compensation Committee Report

General

         Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the Company's ability to recruit and retain qualified executive and other personnel, including incentive bonuses and stock option and award programs that create long-term incentive for executive management and key employees by enabling them to acquire an equity stake in the Company.

         The Company's basic compensation package consists of salary, bonus and stock options. In developing and implementing compensation policies and procedures, the Compensation Committee's objectives are to provide rewards for the long-term value of individual contribution and performance to the Company, provide rewards that are both recurring and nonrecurring and both financial and nonfinancial, provide for fairness and consistency, pay competitively, conduct an effective performance review process, and meet all legal requirements.

         The functions of the Compensation Committee are to:

         o review and recommend to the Board of Directors the amount and manner of compensation of the Chief Executive Officer for final determination by the Board of Directors;

         o consult with and consider the recommendations of the Chief Executive Officer respecting the amount and manner of compensation of the other executive officers and recommend to the Board of Directors the amount and manner of compensation for such executive officers for final determination by the Board of Directors;

         o consult with the Chief Executive Officer respecting the amount and manner of compensation for other executive level personnel;

         o counsel the Chief Executive Officer in personnel matters, management organization, and long-range management succession or planning;

         o support an employment environment of equal opportunity without regard to discrimination on the basis of age, race, religion, sex or national origin;

         o prepare for inclusion in the Company's proxy or information statement for its annual stockholders' meeting disclosure of the Compensation Committee's compensation policies applicable to executive officers, including the specific relationship of corporate performance to executive compensation; and

         o develop and administer the Company's stock option and stock award plans for executive officers and other employees.

         All stock option and award plans are administered by a committee consisting of the Board of Directors or a committee thereof. At its discretion, the committee may grant stock, incentive stock options or nonqualified options to any employee, including officers. In addition to the options granted under the stock option plans, the Company also issues nonqualified options outside the stock option plans. The granted options have terms ranging from five to seven years and vest over periods ranging from the date of grant to three years. Under terms of the stock option award plans, the Company may also issue restricted stock. The Company has not issued any stock awards during 2003 through the date of this proxy statement under the terms of the above stock option and award plans.

2002 Compensation Review for Executives and Employees other than the Chief Executive Officer

         In 2002, the Compensation Committee conducted a compensation review for all executive officers, other than the Chief Executive Officer, by reference to an informal overview of compensation at similar companies, adjusted as the Compensation Committee deemed appropriate for variations in geographic location, size, emphasis on exploration as compared to the level of production and reserves, and profitability. Because of the foregoing variations, the group of similar firms reviewed by the Compensation Committee for this purpose did not include all of the firms included in the significantly larger peer group whose stock performance is reflected in the Performance Graph - Comparison of Five-Year Cumulative Total Returns included within this document.

         In reviewing the performance of the Company and its executives, the Compensation Committee considered the extent to which the Company and its executives had accomplished objectives for the Company developed by discussion between the Compensation Committee and management, the extent to which the Company's successes and failures in meeting objectives was or was not reasonably within the control or responsibility of the Company's management, and the recommendations of management. However, due to the Company's limited cash position, 2001 salary increases were waived in March 2002. Actual salaries paid are reflected in the summary compensation table on page 6. In respect to 2001 bonuses, the Compensation Committee emphasized the Company's continued progress towards discovering, developing and marketing gas reserves in Poland, acquiring additional oil and gas assets in Poland, the individual performance of each executive, and in general, expanding the Company's strategic alliances and industry position. Based upon its discussions with management and the ongoing activities of the Company, the Compensation Committee recommended and the Board of Directors approved 2001 bonuses; however, due to the Company's limited cash position, all of the bonuses recommended by the Compensation Committee and approved by the board for 2001 were also waived in March 2002. In a further concession to the Company's limited cash position, the Compensation Committee recommended and the Company's executive officers agreed that, effective July 1, 2002, they would accept payment at the reduced rate of one-half of the previously-agreed rate until such time as the Board of Directors determines that the financial condition of the Company permits the resumption of regular compensation. In March 2003, the members of the Compensation Committee met briefly and discussed the Company's financial condition. Based upon the Company's financial condition, the Compensation Committee determined that a thorough compensation review would be unproductive and recommended that payments at one-half the previously-agreed rate be continued until such time as the Board of Directors determines that the financial condition permits the resumption of regular compensation. As of April 15, 2003, the Board of Directors has not made such a determination.

2002 Chief Executive Officer Compensation Review

         In March 2002, due to the Company's limited cash position, the Compensation Committee recommended and the Board of Directors approved the recommendation that, in light of the Company's diminished cash position at the end of 2001, there be no salary increase for the year 2002 and that the cash bonus for the year 2001 for the Chief Executive Officer be delayed indefinitely. The recommendation of the Committee and the action of the Board of Directors were based solely on the Company's cash position and not upon dissatisfaction with the Chief Executive Officer's performance. In March 2002, the 2001 bonus was waived by the Chief Executive Officer.

         The 2001 bonus for the Chief Executive Officer had been awarded on the same basis as applied to other executives, except that objectives against which performance was measured also included continuing the development of the Company's relationships with the government of Poland and the Company's strategic partners, the Company's progress toward discovering, developing and marketing gas reserves in Poland, acquiring additional oil and gas assets in Poland, and expanding the Company's strategic alliances and industry position generally. Efforts to obtain additional funding, conceiving and implementing programs to achieve growth, maintaining compliance with regulatory requirements, and achieving within the stockholder and the broader business community a high regard for the integrity of the Company and its management were also considered, without any specific weight assigned to any specific factors. The Compensation Committee also weighed accomplishments and progress against various delays and impediments encountered and considered the degree to which material events and factors were or were not within the control of the Chief Executive Officer. Due to the nature of the Company's business, the Compensation Committee did not establish objective criteria in the determination of compensation for the Chief Executive Officer. In a further concession to the Company's limited cash position, the Compensation Committee recommended and the Chief Executive Office agreed that, effective July 1, 2002, he would accept payment at the reduced rate of one-half of the previously-agreed rate until such time as the Board of Directors determines that the financial condition of the Company permits the resumption of regular compensation. In March 2003, the members of the Compensation Committee met briefly and discussed the Company's financial condition. Based upon the Company's financial condition, the Compensation Committee determined that a thorough compensation review would be unproductive and recommended that payments at one-half the previously-agreed rate be continued until such time as the Board of Directors determines that the financial condition permits the resumption of regular compensation. As of April 15, 2003, the Board of Directors has not made such a determination.

Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee is a present or former officer of the Company or any subsidiary. There are no other interlocks. No member of the Compensation Committee, his family, or his affiliate was a party to any material transactions with the Company or any subsidiary since the beginning of the last completed fiscal year. No executive officer of the Company serves as an executive officer, director or member of a Compensation Committee of any other entity, an executive officer or director of which is a member of the Compensation Committee of the Company.

         The foregoing report has been furnished by:          Peter L. Raven
                                                              Clay Newton

Audit Committee Report

         The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the Annual Report and filed with the Securities and Exchange Commission. The Audit Committee also reviewed the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

         In accordance with Statements of Accounting Standards No. 61, 89 and 90, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the financial statements. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

         The Audit Committee has also discussed issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company's independent auditors with the Company management and its independent auditors.

         Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by:          Peter L. Raven
                                                              Clay Newton

Report of the Reconstituted Audit Committee

         On April 3, 2003, the reconstituted Audit committee, composed of Peter Raven, David L. Worrell, and Arnold S. Grundvig, Jr., met. In accordance with Statements of Accounting Standards No. 61, 89 and 90, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the financial statements. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Reconstituted Audit Committee has discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

         The Reconstituted Audit Committee has also discussed issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company's independent auditors with the Company management and its independent auditors.

         Pursuant to the reviews and discussions described above, the Reconstituted Audit Committee ratified the earlier recommendation of the Audit Committee to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         The foregoing report has been furnished by:     Peter L. Raven
                                                         David L. Worrell
                                                         Arnold S. Grundvig, Jr.

Five-Year Performance Comparison Graph

         The following graph provides an indicator of cumulative total stockholder returns for the Company as compared with the total returns index for the Nasdaq Stock Market (U.S. companies) and an industry peer group for the past five years. The industry peer group selected by the Company is comprised of companies in the United States whose stock is traded on Nasdaq and which are included in Standard Industrial Code 1311, or SIC 1311, entitled "Crude Petroleum and Natural Gas." The industry peer group comprised of firms in SIC 1311 is different than the group of firms the Compensation Committee used for comparison purposes in determining executive compensation. The Compensation Committee selected firms from SIC 1311 that were similar to the Company in terms of geographic location and size, with emphasis on exploration as compared to the level of production and reserves, and profitability. For purposes of comparing five-year cumulative total stockholder returns, the Company believes that it is appropriate to provide five-year cumulative total stockholder returns data for the industry peer group based on a broader industrial classification code group involving a larger number of firms.

                               [Comparison graph]

         The plot points for the above graph are detailed in the following table:

                                                          12/1997   12/1998   12/1999   12/2000   12/2001   12/2002
                                                          -------   -------   -------   -------   -------   -------
FX Energy...............................................   100.00     155.8       82.7     54.8      30.2      39.4
Nasdaq stock market (US Companies)......................   100.00     141.0      261.5    157.8     125.2      86.5
Industry peer group (SIC 1310 - 1319,
  US Companies).........................................   100.00      48.6       50.2    104.3      78.1      77.5

-----------------
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization of the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1997.

                    APPROVAL OF 2003 LONG-TERM INCENTIVE PLAN

General

         On March 3, 2003, the Board of Directors of the Company approved the terms of the 2003 Long-Term Incentive Plan (the "2003 Plan"). In order for certain 2003 Plan provisions relating to incentive stock options to be effective, it must be approved by the stockholders of the Company and is being submitted for such approval pursuant to this proxy statement.

Plan Summary

         The Board of Directors of the Company believes that it is important that senior management as well as other employees and individuals who contribute to the success of the Company have a stake in the enterprise as stockholders. Consistent with this belief, the award of stock options has been and will continue to be an important element of their compensation program. The Board of Directors and the stockholders previously approved and adopted the 1995, 1996, 1997, 1998, 1999, 2000 and 2001 Stock Option and Award Plans. As of December 31, 2002, options to purchase an aggregate of 3,299,017 shares were outstanding under such plans, leaving 350,983 shares available for issue under such plans. As the award of stock options is an important element of the Company's compensation program, the Board of Directors believes that another plan should be adopted.

         The 2003 Plan is intended to (a) attract competent directors, executive personnel and other employees, (b) ensure the retention of the services of existing directors, executive personnel and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the Company by permitting them to participate in ownership and thereby permitting them to share in increases in the value that they help produce.

         The 2003 Plan is to be administered either by the Board of Directors or by the appropriate committee to be appointed from time to time by such Board of Directors. Currently, the Compensation Committee recommends actions respecting the 2003 Plan to the Board of Directors. Awards granted under the 2003 Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code, appreciation rights, options that do not qualify as ISOs, or stock bonus awards that are awarded to employees, officers and directors, who, in the opinion of the board or the committee, have contributed or are expected to contribute materially to the success of the Company. In addition, at the discretion of the Board of Directors or the committee, options or bonus stock may be granted to individuals who are not employees, officers or directors but contribute to the success of the Company.

         The exercise price of options granted under the 2003 Plan is to be determined by the Board of Directors or the committee at the time of grant and, in the case of ISOs, may not be less than 100% of the fair market value of such capital stock on the date the option is granted (110% of the fair market value in the case of 10% stockholders). Options granted under the 2003 Plan must expire not later than 10 years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or, at the discretion of the Company's Board of Directors or committee, by delivery of shares of common stock of the Company already owned by the optionee (valued at their fair market value at the date of exercise), a fully secured promissory note, or a combination thereof.

         The 2003 Plan permits payment to be made for the exercise of options by means of cash, check, promissory note, other shares of the Company's common stock (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or by any combination of those means.

         All of the employees, officers and directors of the Company are eligible to participate under the 2003 Plan. A maximum of 800,000 shares are available for grant under the 2003 Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards are determined by the Board of Directors or the committee, in its sole discretion; provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

         Options and stock purchase rights granted under the 2003 Plan are nontransferable other than by will or by the laws of descent or distribution, and may be exercised during the optionee's lifetime only by the optionee or by an optionee's family member who has acquired the option or stock purchase right through a gift or a transfer for value pursuant to a domestic relations order in settlement of marital property rights or a transfer to an entity in which more than 50% of the voting interests are owned by an optionee's family members or the optionee in exchange for an interest in that entity.

         In the case of an ISO, however, the options are nontransferable other than by will or by the laws of descent or distribution and may only be exercised by the optionee during the lifetime of the optionee or by the optionee's executor, personal representative (or person acting in a substantially similar capacity), or heir.

         The aggregate number of shares with respect to which options or stock awards may be granted under the 2003 Plan, the number of shares covered by each outstanding option, and the purchase price per share shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares. In the case of an ISO, the ratio of the option price immediately after the change to the fair market value of the stock subject to the option immediately after the corporation transaction must not be more favorable to the optionee on a share-by-share basis than the ratio of the old option price to the fair market value of the stock subject to the option immediately before such transaction. All such adjustments shall be made by the Board of Directors or the committee, whose good faith determination shall be binding absent manifest error.

         The Board of Directors or the committee may, from time to time alter, amend, suspend or discontinue the 2003 Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alteration or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the 2003 Plan either in the aggregate or to any eligible employee; (b) reduce (except adjustment for an event of dilution) the minimum option prices that may be established under the 2003 Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the 2003 Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the 2003 Plan.

Certain Tax Matters

         A participant to whom a nonqualified option is granted will not realize income at the time of the grant. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. The Company will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year, which includes the end of the optionee's taxable year in which the optionee realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and the optionee's tax basis in the stock.

         If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise that equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of nonqualified option shares received that exceed the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

         Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISO or one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes). If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such periods, the optionee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISO.

         Under the 2003 Plan, stock appreciation rights ("SARs") can be granted at the time an option is granted with respect to all or a portion of the shares subject to the related option. SARs can only be exercised to the extent the related option is exercisable and cannot be exercised for the six-month period following the date of grant, except in the event of death or disability of the optionee. The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs. SARs permit the holder to receive an amount (in cash, shares or a combination of cash and shares, as determined by the Board of Directors at the time of grant) equal to the number of SARs exercised multiplied by the excess of the fair market value of the shares on the exercise date over the exercise price of the related options.

         Under the terms of the 2003 Plan, the Board of Directors or the committee may also grant stock awards that may, at the discretion of such Board of Directors or committee, be subject to forfeiture under certain conditions. Recipients of stock awards will realize ordinary income at the time of the lapse of any forfeiture provisions equal to the fair market value of the shares less any amount paid in connection with the issuance (the Board of Directors or the committee can require the payment of par value at the time of the grant). The Company will realize a corresponding compensation deduction. The holder will have a basis in the shares acquired equal to any amount paid on exercise plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his or her basis in the shares.

Vote Required

         Adoption of the 2003 Plan requires the approval of a majority of the shares present, in person or represented by proxy, and voting at the Annual Meeting. Abstentions and broker nonvotes will not be counted and will have the same legal effect as a vote in favor of the approval of the 2003 Plan.

         The Board of Directors recommends a vote "FOR" the approval of the 2003 Plan. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the approval of the 2003 Plan.

                                           EQUITY COMPENSATION PLANS

                                                                                      Number of Securities
                                                                                      Remaining Available
                                      Number of Securities                             for Future Issuance
                                       To Be Issued upon        Weighted-Average          under Equity
                                          Exercise of          Exercise Price of       Compensation Plans
                                      Outstanding Options,    Outstanding Options,   (excluding securities
                                      Warrants and Rights     Warrants and Rights     reflected in column (a))
           Plan Category                      (a)                     (b)                      (c)
----------------------------------   ----------------------- ----------------------- -----------------------
Equity compensation plans
  approved by security holders.....          3,299,017                $5.21                   350,983
Equity compensation plans not
  approved by security holders.....          1,245,000                 3.27                        --
                                             ---------                                       --------
      Total                                  4,544,017                 4.68                   350,983
                                             =========                                       ========

         Since inception, the Company has issued options pursuant to stock option and award plans that have been adopted by the Board of Directors and approved by the stockholders. As of December 31, 2002, the Company had outstanding options to purchase an aggregate of 3,299,017 shares under plans that have been approved by the stockholders. In addition, from time to time, the Board of Directors has authorized the issuance of options, warrants and convertible securities under arrangements that have not been submitted to the stockholders for approval. This includes compensatory options granted to employees, consultants, officers, directors and others. As of December 31, 2002, there was an aggregate of 350,983 shares reserved for issuance under currently outstanding options, warrants and convertible securities not submitted to the stockholders for approval.

         In addition to the specific provisions noted below, all such outstanding options, warrants and convertible securities provide for antidilution adjustments to the number of shares issuable and the exercise or conversion price in the event of any stock split, stock dividend or recapitalization of the common stock of the Company; restrict transfer; require the Company to reserve for issuance that number of shares issuable on exercise or conversion; require notice to the holder prior to certain extraordinary corporate events; require payment of the exercise price of options and warrants in cash plus such other type of consideration as specifically noted; are fully vested and exercisable unless otherwise indicated; and contain other similar miscellaneous items.

         Early in the Company's history, in June 1994, the Company granted to David N. Pierce and Andrew W. Pierce, founders, executive officers and directors, options to purchase 500,000 shares each at $3.00 per share, exercisable at any time within 10 years. These options are currently fully vested and contain terms providing that, in the event of a change of control of the Company and at the election of the optionee, in consideration of the cancellation of the unexercised options, the Company will pay to the optionee an amount equal to the number of unexercised options multiplied by the amount by which the fair market value of the common stock as of the date preceding the date of the change of control exceeded the option exercise price. The grants of these options were not the result of arm's-length negotiations. The Company has agreed to register under the Securities Act of 1933 the issuance of the common stock on exercise of these options, at its cost, in certain circumstances. The options may be exercised by the payment of cash or delivery of shares of common stock already owned.

         In August 1995, the Company granted to Thomas B. Lovejoy, then the principal of a financial consultant to the Company and now an officer and director, options to purchase an aggregate of 350,000 shares of common stock at $3.00 per share, originally expiring August 1, 2000, with respect to 150,000 shares, August 1, 2001, with respect to 100,000 shares, and August 1, 2002, with respect to 100,000 shares. The expiration dates of the options previously expiring in 2000 and 2001 were each extended for two years. The Company has agreed to register the issuance or resale of the common stock issuable upon exercise of this option in certain circumstances.

         The Company granted to an outside consultant options to purchase 20,000 shares at $8.25 per share in 1997 and 30,000 shares at $7.375 per share in 1999. The Company has agreed to register the issuance and resale of the common stock issuable on the exercise of the option to purchase 20,000 shares granted in 1997 in certain circumstances. The options to purchase 30,000 shares granted in 1999 vest one third per year after the anniversary date of the grant, are exercisable for a period of seven years after the date of vesting, and are exercisable by delivering common stock owned by the optionee for over six months or a promissory note on terms acceptable to the Board of Directors.

         In September 1997, the Company issued to one executive officer and director and one employee seven-year options to purchase 10,000 shares each at an exercise price of $7.25 per share. The options are currently fully vested. The Company has agreed to register issuance of the common stock issuable on exercise of these options in certain circumstances.

         The Company has granted to a consultant in Poland options to purchase 25,000 shares at $4.0625 per share on October 18, 2000, and at $2.44 per share on November 12, 2001. Each option vests one third per year after the date of grant and is exercisable for a period of seven years after the date of vesting. The options may be exercised by the delivery of a promissory note in a form satisfactory to the Board of Directors, by the delivery of common stock owned by the optionee for over six months, or in such other form as the Board of Directors may deem appropriate.


                         INDEPENDENT PUBLIC ACCOUNTANTS

Selection of Auditors

         The selection of the Company's auditors will not be submitted to the stockholders for their approval in the absence of a requirement to do so. It is anticipated that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

Audit Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $55,800. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $48,000.

Audit Related Fees

         PricewaterhouseCoopers LLP did not bill the Company for any professional services that were reasonably related to the performance of the audit or review of financial statements for either the fiscal year ended December 31, 2002, or the fiscal year ended December 31, 2001, that are not included under Audit Fees above.

Tax Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2002, and December 31, 2001, were $13,118 and $10,000, respectively. Those fees were charged for tax compliance in connection with the preparation of the tax returns for the years ending December 31, 2001, and December 31, 2000.

All Other Fees

         PricewaterhouseCoopers LLP did not perform any services for the Company or charge any fees other than the services described above under "Audit Fees" and "Tax Fees" for either the fiscal year ended December 31, 2002, or the fiscal year ended December 31, 2001.

         The engagements of PricewaterhouseCoopers LLP to perform all of the above-described services were approved by the Audit Committee before the Company entered into the engagements.


                              STOCKHOLDER PROPOSALS

         No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held during May 2004. Stockholders may present proposals for inclusion in the proxy statement to be mailed in connection with the 2004 Annual Meeting of Stockholders of the Company, provided such proposals are received by the Company no later than January 2, 2004, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the Articles of Incorporation and Bylaws of the Company.


                                  OTHER MATTERS

         Management does not know of any business other than that referred to herein that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

         In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending the meeting.

                                              By Order of the Board of Directors

                                              FX ENERGY, INC.

                                              /s/ Scott J. Duncan
                                              Scott J. Duncan, Secretary


Salt Lake City, Utah
May 12, 2003